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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 31, 2003


                          TERRA NITROGEN COMPANY, L.P.
             (Exact name of registrant as specified in its charter)



           Delaware                      1-10877                 73-1389684
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit Number            Description
         --------------            -----------

         99.1 Press Release dated January 29, 2004 announcing fourth quarter 2003 earnings by Terra Nitrogen Company, L.P.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On January 29, 2004, Terra Nitrogen Company, L.P. issued a press release setting forth Terra Nitrogen Company, L.P.'s fourth quarter 2003 earnings. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               TERRA NITROGEN COMPANY, L.P.

                                               By:  Terra Nitrogen Corporation
                                               Its: General Partner


                                               /s/ Mark A. Kalafut
                                               ---------------------------------
                                               Mark A. Kalafut
                                               Vice President, General Counsel
                                               and Corporate Secretary


Date:  January 29, 2004